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                                                                    EXHIBIT 31.2

     CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, William M. Scharninghausen, Chief Financial Officer of Vialta, Inc., certify that:

1. I have reviewed this annual report on Form 10-K/A of Vialta, Inc. (the "registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 4, 2004             /s/ William M. Scharninghausen
                              -------------------------------
                              William M. Scharninghausen
                              Chief Financial Officer